SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)       June 1, 1998
                                                 -----------------------

                           TRANSACT INTERNATIONAL INC.
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             (Exact name of registrant as specified in its charter)


   Connecticut                      0-8422                       06-0732124
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 (State or other                 (Commission                  (I.R.S. Employer
  jurisdiction                   File Number)                Identification No.)
of incorporation)


                  22 Thorndal Circle, Darien, Connecticut 06820
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                    (Address of principal executive offices)


Registrant's telephone number, including area code           203-656-0777
                                                    ----------------------------


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              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 4.   Changes in Registrant's Certifying Accountants
          ----------------------------------------------

Transact International Inc. (the "Company") dismissed its accountants, Deloitte & Touche LLP ("former accountants ") and engaged Marden, Harrison & Kreuter Certified Public Accountants P.C. ("new accountants") effective May 8, 1998. This change in accountants has been approved by the audit committee and the Board of Directors.

The former accountants' report on the financial statements of the Company for the past two years contained an uncertainty as to the Company's ability to continue as a going concern. However, the former accountants' report on the financial statements of the Company for the past two years did not contain an adverse opinion, or disclaimer of opinion or qualification or modification as to audit scope or accounting principles. During the two most recent fiscal years and through the date of this report the Company had no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures or any reportable events.

In addition, during the two most recent fiscal years and subsequent to the last fiscal year prior to engaging the new accountants neither the registrant nor someone on its behalf consulted the newly engaged accountants regarding either the application of accounting principles to a specified transaction either completed or proposed or the type of audit opinion that might be rendered on the registrants financial statements.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

We are in the process of obtaining the required letter from our former accountants', Deloitte & Touche LLP. We will file an amended Form 8-K upon receipt of the letter.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   TRANSACT INTERNATIONAL INC.
                                                   ---------------------------
                                                           (Registrant)


Date:     June 1, 1998
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                                                     /s/ Bruno S. Frassetto
                                                   ---------------------------
                                                       Bruno S. Frassetto
                                                            President